TOWER BANCORP, INC.

First Chester County Corporation

& December 2009 “Creating Central/Southeastern Pennsylvania’s Premier Community Bank” Exhibit 99.2

FORWARD LOOKING STATEMENTS
This presentation contains forward-looking statements that are intended to be covered by the safe harbor for forward-looking statements provided by the
Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact, and can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “plan,” “seek,” “target,” “intend” or “anticipate” or the negative thereof or comparable terminology. Forward-looking statements include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of various transactions, and statements about the future performance, operations, products and services of Tower Bancorp, Inc. (“Tower”), First Chester County Corporation (“First Chester”) and our respective subsidiaries. These forward-looking statements are subject to various assumptions, risks, uncertainties and other factors . These risks are detailed in documents filed by Tower and First Chester with the Securities and Exchange Commission, including Tower’s and First Chester’s Quarterly Report on
Form 10-Q, Annual Report on Form 10-K, and other required filings.
Because of these uncertainties, risks and the possibility of changes in these assumptions, actual results could differ materially from those expressed in any forward-looking statements. Investors are cautioned not to place undue reliance on these statements. Neither Tower nor First Chester assume any duty or obligation to update any forward-looking statements made in this presentation.
The proposed transaction will be submitted to the shareholders of First Chester and Tower for their consideration and approval.  In connection with the proposed transaction, Tower will be filing with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 which will include a joint proxy statement/prospectus and other relevant documents to be distributed to the shareholders of Tower and First Chester. Investors are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Investors will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Tower and First Chester, free of charge from the SEC’s Internet site (www.sec.gov), by contacting Tower Bancorp, Inc., 112 Market Street, Harrisburg,
Pennsylvania 17101, Attention: Brent Smith, Investor Relations, telephone 717-724-4666 or by contacting  First Chester Financial Corporation, 9 North
High Street, West Chester, Pennsylvania 19381,  Attention: John Stoddart, Investor Relations, telephone 484-881-4141.   INVESTORS SHOULD READ
THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A
DECISION CONCERNING THE TRANSACTION.

Tower, First Chester and their respective directors, executive officers, and certain other members of management and employees may be soliciting proxies from Tower and First Chester shareholders in favor of the transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Tower and First Chester shareholders in connection with the proposed transaction will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Tower’s executive officers and directors in its most officers and directors is set forth in its most recent proxy statement filed with the SEC, which is available at the SEC’s Internet site.  You can also obtain free copies of these documents from Tower or First Chester, as appropriate,  using the contact information above.

This document is not an offer to sell shares of Tower’s securities which may be issued in the proposed transaction. Such securities are offered only by means of the joint proxy statement/prospectus referred to above.
recent proxy statement filed with the SEC, which is available at the SEC’s Internet site
(www.sec.gov).
Information about First Chester’s executive

PENNSYLVANIA
MARYLAND
CENTRE
UNION
SNYDER
NORTHUMBERLAND
JUNIATA
MIFFLIN
HUNTINGDON
PERRY
SCHUYLKILL
BERKS
LEBANON
DAUPHIN
CUMBERLAND
FRANKLIN
ADAMS
YORK
LANCASTER
CHESTER
LEHIGH
WASHINGTON
CARROLL
HARFORD
CECIL
NEW CASTLE
FULTON
State College
Bellefonte
Lewisburg
Bloomsburg
Hazleton
New Castle
Altoona
Tyrone
Huntingdon
Lewistown
Harrisburg
Lebanon
Reading
Pottstown
Norristown
Carlisle
Lancaster
York
Chambersburg
Gettysburg
Hanover
Mercersburg
Hancock
Wilmington
Newark
Elkton
Westminster
Taneytown
Manchester
Hampstead
Dillsburg
Mount Holly Springs
Newville
Waynesboro
Greencastle
Berkeley Springs
Red Lion
Shrewsbury
Peach Bottom
Forest Hill
Aberdeen
Havre de Grace
Pottsville
Millersburg
Elizabethville
Fredericksburg
Millheim
Sunbury
Selinsgrove
Mahanoy City
Mount Union
New Bloomfield
Marysville
Manheim
East Petersburg
Hempfield
Emigsville
North York
Spring Grove
Mont Alto
Quincy
Biglerville
Littlestown
Smithsburg
Cearfoss
Hollywood
New London
Rising Sun

MERGER HIGHLIGHTS
Source: SNL Financial and Microsoft MapPoint
Pro forma assets of $2.7 billion creates
immediate scale
Strong presence in attractive
Pennsylvania markets
Creates deep management team with
highly talented Board of Directors
Brings wealth management platform to
Tower Bancorp
Significantly accretive to earnings
Strong pro forma capital levels
Pro Forma Footprint
TOBC
FCEC
“Creating Central/Southeastern Pennsylvania’s Premier Community Bank”

TRANSACTION OVERVIEW
(1) Based on FCEC delinquencies of approximately $45 million and TOBC’s closing price on 12/24/2009 of $22.55
Acquiror: Tower Bancorp, Inc. (NASDAQ: TOBC)
Target: First Chester County Corporation (NASDAQ: FCEC)
Consideration:
Each share of FCEC common stock will be exchanged for 0.453 TOBC shares, subject to adjustment (see page 5)
Transaction Value
(1)
:
$10.22 per share or approximately $65 million
(90% of Tangible Book Value)
Management:
Senior management of TOBC will remain the same following the merger.
Chairman and CEO John Featherman will remain in this role with the First
National Bank of Chester County subsidiary and will become Vice
Chairman of TOBC
Board Representation: Three board members from FCEC will join the TOBC board
Closing Condition: Aggregate amount of FCEC delinquencies must be less than $90.0 million
Termination Fee: $3.5 Million
Required Approvals: Customary Regulatory and Shareholders of each company
Expected Closing: Q2 2010

PRICE ADJUSTMENT MECHANISM
FCEC Delinquencies - 9/30/2009
Loans 30-89 Days Past Due $9,591
Loans 90 Days Past Due 0
Nonaccrual Loans 15,787
Restructured & Impaired Loans 16,706
OREO 3,062
Charge-Offs Post 9/30/2009 0
Total Delinquencies $45,146
Deal Value
Delinquencies Exchange Per
> <= Ratio Share
$35.0 0.464 x $10.46
35.0 55.0 0.453 10.22
55.0 60.0 0.420 9.47
60.0 65.0 0.388 8.75
65.0 70.0 0.356 8.03
70.0 75.0 0.323 7.28
75.0 80.0 0.291 6.56
80.0 85.0 0.259 5.84
85.0 90.0 0.237 5.34
Deal value per share based upon TOBC’s closing price on 12/24/2009 of $22.55
Delinquencies defined as the sum of (i) all loans with principal and/or interest that are 30-89 days past due, (ii) all loans with principal and/or interest that are at least 90 days past due and still accruing, (iii) all loans with principal and/or interest that are non-accruing, (iv) restructured and impaired loans, (v) other real estate owned and (vi) net charge-offs must be approved by TOBC
from the most recent quarter prior to announcement through the last business day of the month prior to the completion of the merger. All portfolio loan sales prior to closing

One of Pennsylvania’s largest independent
banks
Assets: $1.31 billion
Gross Loans: $1.15 billion
Deposits: $986 million
Tangible Common Equity: $73.3 million
23 branches concentrated in Chester County
Comprehensive financial services provider
Retail Banking
Commercial Banking
Trust and Investment Management
Mortgage Banking
FIRST CHESTER OVERVIEW
First Chester Overview
Deposit market share data as of 6/30/09
Chester County, PA
Total Total
Deposits Market
Branch in Market Share
Rank Institution Count ($000) (%)
1 Wells Fargo & Co. (CA) 18 1,479,482 14.49
2 National Penn Bancshares Inc. (PA) 19 893,880 8.75
3 Royal Bank of Scotland Group 18 872,791 8.55
4 First Chester County Corp. (PA) 18 862,382 8.44
5 PNC Financial Services Group (PA) 12 786,856 7.70
6 Toronto-Dominion Bank 10 778,974 7.63
7 Malvern Federal Bncp Inc (MHC) (PA) 8 530,420 5.19
8 First Niagara Finl Group (NY) 15 516,165 5.05
9 DNB Financial Corp. (PA) 12 452,093 4.43
10 Banco Santander S.A. 7 280,904 2.75
11 Stonebridge Financial Corp. (PA) 3 278,205 2.72
12 Phoenixville Federal Bk & Tr (PA) 3 219,979 2.15
13 Fulton Financial Corp. (PA) 7 215,881 2.11
14 Meridian Bank (PA) 3 205,597 2.01
15 NOVA Financial Holdings Inc. (PA) 2 159,133 1.56
Top 10 137 7,453,947 72.98
Totals 202 10,212,787 100.00

ATTRACTIVE MARKETS
FCEC operates in 4 of the top 10 wealthiest counties in Pennsylvania as measured by median household income
Chester County median household income is in the top 1% of counties nationwide
Chester County is the third fastest growing PA county measured by projected population growth
2009 '09-'14 2014 '09-'14
Med. HHI Proj. HHI Proj. HHI Proj. Pop.
Rank County ($) Growth ($) Growth
1 Chester $87,308 7.36% $93,734 6.64%
2 Montgomery 80,212 5.01 84,231 1.85
3 Bucks 79,444 4.95 83,376 2.22
4 Delaware 66,300 5.25 69,781 0.10
5 Cumberland 61,622 6.42 65,578 4.06
6 Northampton 60,207 6.11 63,886 5.48
7 Monroe 59,940 0.44 60,204 9.97
8 Lancaster 59,484 5.61 62,821 3.46
9 York 59,123 3.89 61,423 6.36
10 Berks 58,885 4.18 61,346 3.73
Source: SNL Financial

Retail Time
Deposits
20%
Demand
Deposits
8%
NOW
Accounts
4%
Jumbo Time
Deposits
20%
Money Market &
Savings
48%
Retail Time
Deposits
24%
Jumbo Time
Deposits
12% Demand
Deposits
9%
Money Market
& Savings
45%
NOW Accounts
10%
DEPOSIT COMPOSITION
Source: Data per 9/30/2009 FFIEC reports and Company Documents
TOBC Stand Alone
Total: $1.13B Total: $986M
FCEC Stand Alone
Cost of interest bearing deposits: 1.62% Cost of interest bearing deposits: 1.86%

LOAN COMPOSITION
Total: $1.01B Total: $1.15B
TOBC Stand Alone FCEC Stand Alone
Consumer
& Other
2%
Multifamily
Residential
3%
Commercial
& Industrial
15%
1-4 Family
37%
Construction &
Land
Development
8%
Commercial
Real Estate
35%
Consumer
& Other
2%
Multifamily
Residential
7%
Commercial
& Industrial
9%
1-4 Family
38%
Construction
& Land
Development
10%
Commercial
Real Estate
34%
Source: Data per 9/30/2009 FFIEC reports and Company Documents
Yield on loans: 5.72% Yield on loans: 5.95%

CREDIT REVIEW
FCEC recently completed a third party
loan review with identified problems
addressed in Q3 ‘09
All impaired loans and all large loans
reviewed by TOBC
TOBC loan review supplemented with
two external loan review firms
Estimated loan mark of just under 7% of
the gross loan held for investment
portfolio
NPLs / Loans (%)
Source: SNL Financial and Company Documents
All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger
2005 financial data reflects the period from September 2, 2005 (inception date) to December 31, 2005
* Peers include BMTC, CZNC, CCNE, FNB, FCF, FNCB, METR, NPBC, ORRF, RBPAA, STBA, TOBC,
UVSB AND VIST
NCOs / Average Loans (%)
(0.03)
0.00 0.00 0.00
0.14
0.23
0.20
0.01
0.06
0.06
0.11
0.27
1.04
0.44
0.15 0.17
0.70
0.54
0.46
0.31
0.14
(0.30%)
0.00%
0.30%
0.60%
0.90%
1.20%
2005 2006 2007 2008 Q1 '09 Q2 '09 Q3 '09
FCEC TOBC Peers*
Due Diligence
0.00 0.00
0.28
0.26
0.46
0.62
0.66
2.84
1.48
1.84
1.02
0.16
1.05
1.26
2.11
1.91
0.95
1.12
0.49
0.33
0.31
0.00%
0.60%
1.20%
1.80%
2.40%
3.00%
2005 2006 2007 2008 Q1 '09 Q2 '09 Q3 '09
FCEC TOBC Peers*

FINANCIAL IMPACT
Significant EPS accretion in 2010 and 2011
Long-term EPS accretion greater than 20%
Exceeds management IRR threshold with returns greater than 20%
Conservative cost save assumptions of 15% of FCEC’s expense base
Estimated loan mark of just under 7% of the gross loan portfolio partially offset by write-up to fixed assets
Pro forma capital ratios continue to remain “well-capitalized”
Tower will support FCEC’s bank level capital ratios prior to closing through a holding company loan and loan participation facility

& December 2009 “Creating Central/Southeastern Pennsylvania’s Premier Community Bank”